Exhibit 99.1

BERRY ONLY INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)

SEPTEMBER 30, 2012

BERRY ONLY INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT SEPTEMBER 30, 2012
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)

Assets	DelMar Pharmaceuticals (BC) Ltd.	Berry Only Inc.	Notes		Pro forma adjustments	Pro forma consolidated
		Only Inc.			adjustments
	$	$			$	$
Current Assets
Cash and cash equivalents	55,300	609			-	55,909
Taxes and other receivables	12,876	-			-	12,876
Prepaid expenses	91,115	-			-	91,115
	159,291	609			-	159,900

Total assets	159,291	609			-	159,900

Liabilities

Current liabilities
Accounts payable and accrued liabilities	446,473	2,500	4(a)(iii)		170,000	618,973
Loan payable	262,461	10,454			-	272,915
Related party payables	55,312	-			-	55,312
Derivative liability	354,662	-			-	354,662
	1,118,908	12,954			170,000	1,301,862

Stockholders’ Deficiency

Common stock	1,936,247	3,944	4	(a)(i)	(3,944)	17,390
			4	(a)(i)	(1,923,257)
			4	(a)(i)	3,250
			4(a)(ii)		1,150
Additional paid-in capital	207,406	45,556	4	(a)(i)	(45,556)	3,046,263
			4	(a)(i)	1,923,257
			4	(a)(i)	(3,250)
			4(a)(ii)		918,850
Warrants	313,924	-			-	313,924
Accumulated other comprehensivegain (loss)	1,660	(87)	4	(a)(i)	87	1,660
Accumulated deficit	(3,418,854)	(61,758)	4	(a)(i)	61,758	(4,521,199)
			4	(a)(i)	(12,345)
			4(a)(ii)		(920,000)
			4(a)(iii)		(170,000)
	(959,617)	(12,345)			(170,000)	(1,141,962)

	159,291	609			-	159,900

The accompanying notes are integral part of these Pro Forma Consolidated Financial Statements.

BERRY ONLY INC.
PRO FORMA CONSOLIDATED STATEMENT OF LOSS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)

	DelMar Pharmaceuticals (BC) Ltd.	Berry Only Inc.	Notes	Pro forma adjustments	Pro forma consolidated
		Only Inc.		adjustments
Expenses	$	$		$	$
Research and development	1,217,021	-			1,217,021
General and administrative	781,324	8,266			789,590
	1,998,345	8,266			2,006,611
Loss from operations	(1,998,345)	(8,266)			(2,006,611)

Other income (loss)
Foreign exchange (loss) gain	26,891	-			26,891
Interest expense	(5,630)	-			(5,630)
Loss from continuing operations before nonrecurring charges or credits directly attributable to the transaction	(1,977,084)	(8,266)			(1,985,350)
Pro forma weighted average number of shares outstanding - basic and diluted					17,687,835
Pro forma adjusted loss per share - basic and diluted					$(0.11)

The accompanying notes are integral part of these Pro Forma Consolidated Financial Statements.

BERRY ONLY INC.
PRO FORMA CONSOLIDATED STATEMENT OF LOSS
FOR THE YEAR ENDED DECEMBER 31, 2011
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)

	DelMar Pharmaceuticals (BC) Ltd.	Berry Only Inc.	Notes	Pro forma adjustments	Pro forma consolidated
		Only Inc.		adjustments
Expenses	$	$		$	$
Research and development	1,051,139	-			1,051,139
General and administrative	241,802	25,432			267,234
	1,292,941	25,432			1,318,373
Loss from operations	(1,292,941)	(25,432)			(1,318,373)

Other income (loss)
Foreign exchange (loss) gain	(18,137)	-			(18,137)
Interest expense	(21,933)	-			(21,933)
Loss from continuing operations before nonrecurring charges or credits directly attributable to the transaction	(1,333,011)	(25,432)			(1,358,443)
Pro forma weighted average number of shares outstanding - basic and diluted					12,927,466
Pro forma adjusted loss per share - basic and diluted					$(0.11)

The accompanying notes are integral part of these pro-forma consolidated financial statements.

BERRY ONLY INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)
September 30, 2012

1.	BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated balance sheet as at September 30, 2012 and the unaudited pro forma consolidated statements of loss for the nine-month period ended September 30, 2012 and the year ended December 31, 2011 (the “Pro Forma Consolidated Financial Statements”) of Berry Only Inc. ("Berry") have been prepared by management on the basis of United States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of Berry and the financial statements of DelMar Pharmaceuticals (BC) Ltd. (“DelMar”).  The unaudited Pro Forma Consolidated Financial Statements have been prepared for inclusion in the Form 8-K in conjunction with the proposed acquisition of 100% of the issued and outstanding capital stock of DelMar (the “Acquisition”).

The unaudited pro forma consolidated balance sheet as at September 30, 2012 gives effect to the acquisition of DelMar by Berry as if it had occurred on September 30, 2012.  The unaudited pro forma consolidated statements of loss for the nine months ended September 30, 2012 and for the year ended December 31, 2011 give effect to the Acquisition as if it had occurred on January 1, 2011.

The unaudited Pro Forma Consolidated Financial Statements have been derived from:

a)	the unaudited condensed interim financial statements of Berry for three months ended September 30, 2012
b)	the audited financial statements of Berry for the year ended June 30, 2012
c)	the unaudited condensed interim financial statements of Berry for the six month period ended December 31, 2011
d)	the unaudited condensed interim financial statements of Berry for the six month period ended December 31, 2010
e)	the unaudited condensed interim financial statements of DelMar for nine month period ended September 30, 2012
f)	the audited financial statements of DelMar for the year ended December 31, 2011.

The unaudited pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.  The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the selected historical financial information and related financial statements and accompanying footnotes of DelMar and Berry. The unaudited Pro Forma Consolidated Financial Statements are for informational purposes only and do not purport to reflect the financial position or results of operations that would have occurred if the Acquisition had been consummated on the dates indicated above; nor do they purport to represent or be indicative of the financial position or results of operations of Berry for any future dates or periods. Unless otherwise stated, all amounts presented in these unaudited Pro Forma Consolidated Financial Statements are in U.S. dollars.

In accordance with U.S. GAAP, the Acquisition will be accounted for as a reverse recapitalization, equivalent to the issuance of common shares by DelMar for the net monetary assets of Berry accompanied by a re-capitalization. The transaction is a purchase of a group of assets that does not constitute a business. Berry will be the legal acquirer but, for accounting purposes, DelMar will be treated as the accounting acquirer. DelMar will record Berry’s

BERRY ONLY INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)
September 30, 2012

1.           BASIS OF PRESENTATION (continued)

assets acquired and liabilities assumed upon the consummation of the Acquisition at fair value. The final fair values allocated to the various Berry assets and liabilities as a result of the Acquisition will differ from those values presented in the unaudited Pro Forma Consolidated Financial Statements, and such differences could be material.

2.           SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in DelMar’s audited financial statements as at December 31, 2011 and DelMar’s unaudited condensed interim financial statements for the nine months ended September 30, 2012. Management has determined that no material adjustments are necessary to conform Berry’s financial statements to the accounting policies used by DelMar in the preparation of these Pro Forma Consolidated Financial Statements

BERRY ONLY INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)
September 30, 2012

3.	DESCRIPTION OF THE TRANSACTION

a)	Description of the Transaction

On January 25, 2013 DelMar entered into and closed an Exchange Agreement with Berry (Berry was subsequently renamed DelMar Pharmaceuticals, Inc.) for the acquisition of 100% of the outstanding common shares of DelMar by Berry (the “Acquisition”). The Exchange Agreement was executed simultaneously with the Private Offering (Refer to Note 3b).

Pursuant to the Exchange Agreement, each shareholder of DelMar may receive either one common share of Berry or one share of Exchange Co. per DelMar common share held. The Exchange Co. common shares are exchangeable into shares of Berry on a one-for-one basis. The common shares of Exchange Co. will have voting rights such that all current shareholders of DelMar will have equal voting rights in Berry after the Acquisition.

Pursuant to the Acquisition Berry will acquire DelMar by issuing a sufficient number of shares such that the shareholders of DelMar will have a controlling interest in Berry subsequent to the completion of the transaction.

As a result of the shareholders of DelMar having a controlling interest in Berry subsequent to the Acquisition, for accounting purposes the transaction constitutes a reverse recapitalization with DelMar being the accounting acquirer even though legally DelMar is the acquiree. Therefore, the net assets of the Berry are recorded at fair value at the date of the transaction. No goodwill is recorded with respect to the transaction as it does not constitute a business combination.

The fair value of the assets and liabilities of Berry as at September 30, 2012 are as follows:

Cash	$609
Accounts payable and accrued liabilities	(2,500)
Loan payable	(10,454)
$(12,345)

Simultaneous with the Acquisition, Valent Technologies, LLC (“Valent”) will be issued 1,150,000 common shares of Berry in exchange for Valent reducing certain royalties under its agreement with DelMar.

i)	Warrants

As at September 30, 2012 DelMar had 3,360,000 share purchase warrants outstanding. Of the total outstanding warrants, 2,410,000 are accounted for as derivative liabilities, with the remaining 950,000 accounted for as equity instruments. Pursuant to the terms of the Acquisition, each of the outstanding DelMar warrants shall be deemed to be amended such that each DelMar warrant will entitle the holder to acquire one Berry common share at the original terms, including exercise price and expiry dates.

BERRY ONLY INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)
September 30, 2012

a)	Description of the Transaction (continued)

ii)	Stock Options

As at September 30, 2012 DelMar had 1,020,000 stock options outstanding. Pursuant to the terms of the Acquisition, each of the outstanding DelMar options shall be deemed to be amended such that each DelMar option will entitle the holder to acquire one Berry common share at the original terms, including exercise price, vesting conditions and expiry dates.

BERRY ONLY INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)
September 30, 2012

3.	DESCRIPTION OF THE TRANSACTION (continued)

b)	Concurrent Offering

In connection with the Exchange Agreement, on January 25, 2013 Berry entered into and closed a series of subscription agreements with accredited investors (the “Investors”), pursuant to which Berry sold an aggregate of 6,704,938 Units at a purchase price of $0.80 per Unit, for aggregate gross proceeds of $5,363,950 (the “Private Offering”).  Each Unit consists of one share of common stock and one five-year warrant (the “Investor Warrants”) to purchase one share of common stock at an exercise price of $0.80.  The exercise price of the Investor Warrants is subject to adjustment and are redeemable under certain circumstances.

Charles Vista, LLC (the “Placement Agent”) was retained as the placement agent for the Private Offering.  The Placement Agent was paid a cash fee of $536,395 (equal to 10% of the gross proceeds), a non-accountable expense allowance of $160,918 (equal to 3% of the gross proceeds), and a consulting fee of $60,000. In addition, the Company issued to the Placement Agent five-year warrants (the “Placement Agent Warrants) to purchase 2,681,975 shares of common stock (equal to 20% of the shares of common stock (i) included as part of the Units sold in the Private Offering and (ii) issuable upon exercise of the Investor Warrants) at an exercise price of $0.80, exercisable on a cash or cashless basis. The Company has agreed to engage the Placement Agent as its warrant solicitation agent in the event the Investor Warrants are called for redemption and will pay a warrant solicitation fee to the Placement Agent equal to 5% of the amount of funds solicited by the Placement Agent upon the exercise of the Investor Warrants following such redemption.

Additionally, other costs of $80,000 are expected to be incurred to complete the offering.

The Private Offering has not been included in the unaudited Pro Forma Consolidated Financial Statements as the proceeds from the offering will not be used for purposes of the reverse recapitalization and the proceeds are not supported by a firm commitment underwriting.

BERRY ONLY INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)
September 30, 2012

4.	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited Pro Forma Consolidated Financial Statements are presented as if all shares of DelMar have been exchanged for Berry common shares at the date of the Acquisition.

a)
The unaudited pro forma consolidated balance sheet as at September 30, 2012 reflects the following adjustments, which are directly attributable to the Acquisition, as if the Acquisition had occurred on September 30, 2012:

i)	To eliminate the book value of Berry’s equity accounts and to adjust outstanding common shares to their par value.
ii)
The issuance of 1,150,000 common shares to Valent has been recognized as an increase to common stock of $1,150 and an increase to additional paid-in capital of $918,850.  A charge of $920,000 was recognized as a research and development expense upon the issuance of the common shares and is not included in the year ended December 31, 2011 consolidated statement of loss and the nine months ended September 30, 2012 consolidated statement of loss due to its non-recurring nature.

iii)	To record estimated transaction costs related to the Acquisition of $170,000.

BERRY ONLY INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)
September 30, 2012

4.           PRO FORMA ASSUMPTIONS AND ADJUSTMENTS (continued)

b)
The unaudited pro forma consolidated statement of loss for the nine months ended September 30, 2012 and the year ended December 31, 2011 is prepared as if the Acquisition had occurred on January 1, 2011. The Company does not anticipate any income or expense adjustments directly attributable to the Acquisition other than the following which are non-recurring in nature and thus have not been reflected as pro forma adjustments in the unaudited pro forma consolidated statement of loss:

•	The research and development cost of $920,000 upon the issuance of common shares to Valent in exchange for a reduction of certain future royalties
•	Transactions costs of $170,000

c)
The unaudited Pro Forma Consolidated Financial Statements do not reflect the gross proceeds of a concurrent unit offering of $5,363,950 as the proceeds were not used for consummation of the Acquisition and were not supported by a firm commitment underwriting.

5.           PRO FORMA COMMON STOCK

Pro forma common stock as at September 30, 2012 has been determined as follows:

	September 30, 2012
	Common Shares	Amount ($)
Common stock of DelMar at September 30, 2012	12,990,000	1,936,247
Adjustment to par value	-	(1,923,257)
Shares held by Berry shareholders	3,250,000	3,250
Shares issued to Valent	1,150,000	1,150
Pro forma common stock at September 30, 2012	17,390,000	17,390

BERRY ONLY INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in United States Dollars, except where specified otherwise)
September 30, 2012

6.           PRO FORMA LOSS PER SHARE

Pro forma loss per share has been determined as follows:

	Nine months ended September 30, 2012	Year ended December 31, 2011
Weighted average number of DelMar common shares	13,287,835	8,527,466
Deemed shares held by Berry shareholders	3,250,000	3,250,000
Shares issued to Valent	1,150,000	1,150,000
Pro forma weighted average number of shares outstanding - basic and diluted	17,687,835	12,927,466
Pro forma adjusted net loss	$(1,985,350)	$(1,358,443)
Pro forma adjusted loss per share - basic and diulted	$(0.11)	$(0.11)